Exhibit 99.1

225 BUSH STREET
STATEMENTS OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED
DECEMBER 31, 1997 AND THE THREE
MONTHS ENDED MARCH 31, 1998
(UNAUDITED)







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225 BUSH STREET

INDEX TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


                                                                            PAGE
Report of Independent Accountants.......................................      7

Statements of Revenue and Certain Expenses

     For the year ended December 31,1997................................      8

     For the three months ended March 31, 1998 (unaudited)..............      9

     Notes to Statements of Revenue and Certain Expenses................     10



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

                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors and Shareholders of Ocwen Asset Investment Corp.


We have audited the accompanying statement of revenue and certain expenses for the property known as 225 Bush Street for the year ended December 31, 1997. This financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared using the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Ocwen Asset Investment Corp.) and is not intended to be a complete presentation of the revenues and expenses of the property known as 225 Bush Street.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for 225 Bush Street on the basis described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




/s/  PRICE WATERHOUSE LLP
-----------------------------------------
     Price Waterhouse LLP
     San Francisco, California
     June 3, 1998


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225 BUSH STREET

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

REVENUES
   Base rents (Note 3) .......................................       $ 7,918,726
                                                                     -----------

CERTAIN EXPENSES
   Real estate and property taxes ............................           381,580
   Utilities .................................................           929,404
   Janitorial ................................................           591,437
   Other operating expenses ..................................           750,387
   Property management and administrative expenses (Note 4) ..           415,857
                                                                     -----------

                                                                       3,068,665
                                                                     -----------

Revenue in excess of certain expenses ........................       $ 4,850,061
                                                                     ===========





                See accompanying notes to financial statements.



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


225 BUSH STREET

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


REVENUES
   Base rents (Note 3) ..........................................    $ 2,231,098
                                                                     -----------

CERTAIN EXPENSES
   Real estate and property taxes ...............................         93,772
   Utilities ....................................................        185,957
   Janitorial ...................................................        147,241
   Other operating services .....................................        157,978
   Property management and administrative expenses (Note 4) .....         98,695
                                                                     -----------

                                                                         683,643
                                                                     -----------

Revenue in excess of certain expenses ...........................    $ 1,547,455
                                                                     ===========


                 See accompanying notes to financial statements.



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225 BUSH STREET

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.    ORGANIZATION AND OPERATION OF PROPERTY

For the purpose of the accompanying statements of revenue and certain expenses, 225 Bush Street (the "Property") is an office building located in San Francisco, CA., which was acquired by Ocwen Asset Investment Corp. (the "Company") on April 8, 1998.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The accompanying statements of revenue and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of interest and other finance changes, depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

INTERIM STATEMENTS
The interim financial data for the three months ended March 31, 1998 is unaudited. However, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

REVENUE RECOGNITION
Base rents are recognized on a cash basis which does not significantly vary from the straight-line basis required under generally accepted accounting principles.

REPAIRS AND MAINTENANCE
Expenditures for maintenance and repairs are charged to operations as incurred. Betterments which improve or extend the life of the asset beyond its original condition are capitalized.


3.    LEASES

Leases for the Property have various remaining lease terms of up to sixteen years with options to certain tenants for renewal. In addition to base rents, the leases provide for the tenants to pay their proportionate share of real estate taxes and operating expenses over base year amounts.

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225 BUSH STREET

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

Future minimum rents to be received from tenants as of December 31, 1997 are as follows:

1998........................................................        $  8,134,798
1999........................................................           7,270,286
2000........................................................           6,277,296
2001........................................................           5,752,548
2002........................................................           4,426,674
Thereafter..................................................          15,305,257
                                                                    ------------
                                                                    $ 47,166,859
                                                                    ============

For the year ended December 31, 1997, Chevron USA, Inc. ("Chevron") was the lessee responsible for 43% of total base rents. For the three months ended March 31, 1998, Chevron was the lessee responsible for 34% (unaudited) of total base rents.


4.   PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES

The Property incurs salary and benefit expenses for full-time employees. In addition, the Property incurred management fees which totaled $66,000 for the year ended December 31, 1997 and $18,000 for the three months ended March 31, 1998 (unaudited).

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